EXECUTION COPY

ORIGINATOR PURCHASE AGREEMENT

Dated as of May 21, 2009

Among

Each of the parties named on Schedule I hereto as Sellers

and

DST SYSTEMS, INC.

as the Servicer and as the Purchaser

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SCHEDULES
SCHEDULE I	List of Sellers

EXHIBITS

EXHIBIT A	Credit and Collection Policy
EXHIBIT B	Deposit Accounts and Lock-Boxes
EXHIBIT C	Addresses
EXHIBIT D	Seller UCC Information

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ORIGINATOR PURCHASE AGREEMENT

Dated as of May 21, 2009

Each of the parties listed on Schedule I hereto (each, a “Seller” and collectively, the “Sellers”), and DST Systems, Inc., a Delaware corporation, as the Servicer and as the purchaser (the “Purchaser”), agree as follows:

PRELIMINARY STATEMENT

Each of the Sellers wishes to sell all of its Receivables (as defined below) to the Purchaser, and the Purchaser wishes to purchase such Receivables on the terms and conditions set forth in this Originator Purchase Agreement (as amended, supplemented, restated or otherwise modified in accordance with the terms hereof and in effect from time to time, this “Agreement”).

NOW, THEREFORE, the parties agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01         Certain Defined Terms. All capitalized terms used herein shall have the meanings specified herein or, if not so specified, the meaning specified in, or incorporated by reference into, the RPA (as defined below) such meanings to be equally applicable to both the singular and plural forms of the terms defined:

“Agreement” has the meaning specified in the Preamble.

“Discount” means, in respect of each Purchase, 1% multiplied by the Aggregate Outstanding Balance of the Receivables that are the subject of such Purchase; provided, however, the foregoing Discount may be revised prospectively by request of either the Sellers or the Purchaser reasonably and in good faith to reflect changes in recent experience with respect to write-offs, timing and costs of Collections and cost of funds, provided, further, that such revision is consented to by each of the Sellers and the Purchaser (it being understood that each party agrees to duly consider such request but shall have no obligation to give such consent).

“Events of Termination” has the meaning specified in Section 7.01.

“Facility Termination Date” means the earliest of (i) the “Facility Termination Date” (as such term is defined in the RPA), (ii) the date determined pursuant to Section 7.01 and (iii) the date which the Sellers designate by at least five (5) Business Days’ notice to the Purchaser and its assignees (including the SPV and the Agent).

“General Trial Balance” for any Seller on any date means the applicable Seller’s accounts receivable trial balance (whether in the form of a computer printout, magnetic tape or diskette) on such date, listing Obligors and the Receivables respectively owed by such Obligors on such date together with the aged Outstanding Balances of such Receivables, in form and substance satisfactory to the Purchaser.

“Indemnified Amounts” has the meaning specified in Section 8.01.

“Indemnified Party” has the meaning specified in Section 8.01.

“Purchase” means a purchase by the Purchaser of Receivables from a Seller pursuant to Article II.

“Purchase Date” means each day on which a Purchase is made pursuant to Article II.

“Purchase Price” means for any Purchase an amount equal to the Aggregate Outstanding Balance of the Receivables that are the subject of such Purchase (in the case of Billed Receivables, as set forth in the applicable Seller’s General Trial Balance), minus the Discount for such Purchase.

“Purchaser” has the meaning specified in the Preamble.

“Receivable” means any indebtedness of any Person to any Seller and any right of the Seller to payment from or on behalf of such Person whether constituting an account, chattel paper, investment or general intangible, arising in connection with the sale of goods or the rendering of services by the Sellers, including the right to payment of any interest, fees or finance charges and other obligations of such Person with respect thereto.

“RPA” means that certain Receivables Purchase Agreement, dated as of the date hereof, among the SPV, as seller, Enterprise Funding Company LLC, as investor, Bank of America, National Association, as a bank and as agent, the Parent, as servicer, and the Sellers and the Parent, as originators, as amended or restated from time to time.

“RPA Final Payment Date” means the later of the “Facility Termination Date” (as such term is defined in the RPA) and the date on which all Capital, Yield (each as defined in the RPA), fees and other obligations under the RPA are paid in full.

“Secured Obligations” has the meaning specified in Section 5.02.

“Seller” and “Sellers” has the meaning specified in the Preamble.

“Seller Collateral” has the meaning specified in Section 5.02.

“Servicer” means at any time the Person then authorized pursuant to Section 6.01 to service, administer and collect Receivables.

“Servicer Fee” has the meaning specified in Section 6.03.

“Servicer Report” means a report, in form and substance satisfactory to the Purchaser, furnished by the Servicer to the Purchaser pursuant to Section 6.02(b).

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“Settlement Date” means the second Business Day of each calendar month; provided, however, that following the occurrence of an Event of Termination that (i) occurs after the RPA Final Payment Date, Settlement Dates shall occur on such days as are selected from time to time by the Purchaser or its assignees in a written notice to the Servicer and (ii) occurs prior to the RPA Final Payment Date, Settlement Dates shall occur on such days as are selected from time to time by the Agent or its assignees in a written notice to the Servicer.

“SPV” means Fountain City Finance, LLC, a Delaware limited liability company.

SECTION 1.02         Other Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles. All terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9.

ARTICLE II

AMOUNTS AND TERMS OF PURCHASES

SECTION 2.01         Purchase Facility. On the terms and conditions hereinafter set forth and without recourse to the Sellers (except to the extent specifically provided herein), each Seller shall sell to the Purchaser all of its right, title and interest in, under and to all Receivables originated by it from time to time and the Purchaser shall purchase all Receivables of such Seller from time to time, in each case during the period from the date hereof to the Facility Termination Date.

SECTION 2.02         Making Purchases.

(a)          Initial Purchase. The Sellers shall give the Purchaser at least one Business Day’s notice of their request for the initial Purchase hereunder, which request shall specify the date of such Purchase (which shall be a Business Day) and the Purchase Price for such Purchase. The Purchaser shall promptly notify the Sellers whether it has determined to make such Purchase. On the date of such Purchase, the Purchaser shall, upon satisfaction of the applicable conditions set forth in Article III, pay the Purchase Price for such Purchase to the Sellers in the manner provided in Section 2.02(c). Effective upon such payment, each Seller hereby sells, conveys, transfers and assigns to the Purchaser all Receivables originated by it in existence on the date of the initial Purchase.

(b)          Subsequent Purchases. With respect to each Seller, on each Business Day following the initial Purchase, unless either party shall notify the other party to the contrary, such Seller shall sell to the Purchaser and the Purchaser shall purchase from such Seller, upon satisfaction of the applicable conditions set forth in Article III, all Receivables originated by such Seller which have not previously been sold to the Purchaser. The Purchaser shall pay the Purchase Price for such Purchase in the manner provided in Section 2.02(c). Effective as of each Purchase Date, each Seller hereby sells, conveys, transfers and assigns to the Purchaser all Receivables originated by it and not previously sold, conveyed, transferred or assigned by it to the Purchaser.

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(c)          Payment of Purchase Price. The Purchase Price for the initial Purchase shall be paid on the Purchase Date therefor and the Purchase Price for each subsequent Purchase in any calendar month shall be paid on the first Settlement Date (without giving effect to the proviso in the definition thereof) in the calendar month following the Purchase Date therefor, in each case, by a deposit in same day funds to the applicable Seller’s account designated by such Seller.

(d)          Ownership of Receivables and Related Security. On each Purchase Date, after giving effect to the Purchase on such date, the Purchaser shall own all Receivables originated by the Sellers as of such date (including Receivables which have been previously sold to the Purchaser hereunder other than Receivables that have been repurchased under Section 2.04(b)). The Purchase of any Receivable shall include all Related Security and proceeds (as defined in Article 9 of the UCC) with respect to such Receivable.

SECTION 2.03        Collections. The Servicer shall deposit into the Collection Account and apply all Collections of Receivables in accordance with the RPA.

SECTION 2.04         Settlement Procedures. (a) If on any day any Receivable becomes (in whole or in part) a Diluted Receivable, the Seller which originated such Receivable shall be deemed to have received on such day a Collection of such Receivable in the amount of such Diluted Receivable. If such Seller is not the Servicer, such Seller shall pay to the Servicer on or prior to the next Settlement Date all amounts deemed to have been received pursuant to this subsection.

(b)          As soon as practicable and in no case more than three (3) days after discovery by a Seller or the Purchaser of a breach of any of the representations and warranties made by any Seller in Section 4.01(j) with respect to any Receivable, such party shall give prompt written notice thereof to the Purchaser, the Servicer and the applicable Seller. The applicable Seller shall, upon not less than two Business Days’ notice from the Servicer or the Purchaser or its assignee or designee, repurchase such Receivable on the next succeeding Settlement Date for a repurchase price equal to the Outstanding Balance of such Receivable. Each repurchase of a Receivable shall include the Related Security with respect to such Receivable. The proceeds of any such repurchase shall be deemed to be a Collection in respect of such Receivable. If the applicable Seller is not the Servicer, such Seller shall pay to the Servicer on or prior to the next Settlement Date the repurchase price required to be paid pursuant to this subsection (b).

SECTION 2.05         Payments and Computations, Etc. (a) All amounts to be paid or deposited by a Seller or the Servicer hereunder shall be paid or deposited no later than 11:00 A.M. (New York City time) on the day when due in immediately available funds to an account or accounts designated by the Purchaser from time to time, which during the existence of the RPA, shall be the Collection Account.

(b)          Each Seller shall, to the extent permitted by law, pay to the Purchaser interest on any amount not paid or deposited by such Seller (whether as Servicer or otherwise) when due hereunder at an interest rate per annum equal to 2% per annum above the Alternate Base Rate, payable on demand.

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(c)          All computations of interest and all computations of fees hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first but excluding the last day) elapsed. Whenever any payment or deposit to be made hereunder shall be due on a day other than a Business Day, such payment or deposit shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of such payment or deposit.

ARTICLE III

CONDITIONS OF PURCHASES

SECTION 3.01         Conditions Precedent to Initial Purchase. The initial Purchase of Receivables from the Sellers hereunder is subject to the conditions precedent that the Purchaser shall have received on or before the Closing Date the following, each (unless otherwise indicated) dated such date, in form and substance satisfactory to the Purchaser:

(a)          Certified copies of the resolutions (or similar authorization, if not a corporation) of the Board of Directors (or similar governing body or Persons, if not a corporation) of each Seller approving this Agreement and the other applicable Transaction Documents and certified copies of all documents evidencing other necessary corporate or limited liability company action, as the case may be, and governmental approvals, if any, with respect to this Agreement and the other applicable Transaction Documents. One such certificate will be acceptable for any number of such Persons having identical authorizations.

(b)          A certificate of the Secretary or Assistant Secretary of each Seller certifying the names and true signatures of the officers of such Seller authorized to sign this Agreement, the other applicable Transaction Documents and the other documents to be delivered by it hereunder. One such certificate will be acceptable for any number of such Persons having identical authorized officers.

(c)          Acknowledgment copies (or other evidence of filing satisfactory to the Agent) of proper financing statements and financing statement amendments or terminations, as applicable, duly filed on or before the date of the initial Purchase, naming each Seller as the seller/debtor and the Purchaser as the purchaser/secured party, or other similar instruments or documents, as the Purchaser may deem necessary or desirable under the UCC of all appropriate jurisdictions or other applicable Law to perfect the Purchaser’s ownership of and security interest in the Receivables and Related Security and Collections with respect thereto.

(d)          Acknowledgment copies (or other evidence of filing satisfactory to the Agent) of proper financing statements and financing statement amendments or terminations, as applicable, if any, necessary to release or assign all security interests and other rights of any Person in the Receivables, Contracts or Related Security previously granted by any Seller.

(e)          Completed requests for information, dated on or before the date of such initial Purchase, listing all effective financing statements filed in the jurisdictions referred to in subsection (c) above and in any other jurisdiction reasonably requested by the Purchaser that name any Seller as debtor, together with copies of such other financing statements (none of which shall cover any Receivables, Contracts or Related Security).

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(f)          A favorable opinion of (i) Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Sellers and (ii) Randall D. Young, General Counsel of the Parent, in form and substance satisfactory to the Purchaser, as to such matters as the Purchaser may reasonably request.

(g)          Duly executed copies of the Deposit Account Control Agreement and all documentation related thereto.

SECTION 3.02         Conditions Precedent to All Purchases. Each Purchase (including the initial Purchase) hereunder shall be subject to the further conditions precedent that:

(a)          on or prior to the date of such Purchase, the applicable Seller shall have delivered to the Purchaser, if requested by the Purchaser, such Seller’s General Trial Balance (which if in magnetic tape or diskette format shall be compatible with the Purchaser’s computer equipment) as of a date not more than thirty-one (31) days prior to the date of such Purchase, and such additional information concerning the Receivables as may reasonably be requested by the Purchaser;

(b)          on or prior to the date of such Purchase, the Servicer shall have delivered to the Purchaser, in form and substance satisfactory to the Purchaser, a completed Servicer Report for the most recently ended reporting period for which information is required pursuant to Section 6.02(b) and containing such additional information as may reasonably be requested by the Purchaser;

(c)          on or prior to the date of such Purchase, the applicable Seller shall have marked its master data processing records with a legend, acceptable to the Purchaser, stating that such Seller’s Receivables, together with the Related Security and Collections with respect thereto, have been sold in accordance with this Agreement; and

(d)          on the date of such Purchase, the following statements shall be true (and the applicable Seller, by accepting the Purchase Price for such Purchase, shall be deemed to have certified that):

(i)          the representations and warranties made by such Seller in Section 4.01 are correct on and as of the date of such Purchase as though made on and as of such date,

(ii)         no event has occurred and is continuing, or would result from such Purchase, that constitutes an Event of Termination or an Incipient Event of Termination, and

(iii)        the Purchaser shall not have delivered to the Sellers a notice that the Purchaser shall not make any further Purchases hereunder; and

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(e)          the Purchaser shall have received such other approvals, opinions or documents as the Purchaser may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

SECTION 4.01         Representations and Warranties of the Sellers. Each Seller represents and warrants as to itself as follows:

(a)          Such Seller (i) is a corporation or limited liability company, as applicable, duly incorporated or formed, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation, as applicable (as listed on Exhibit D hereto as amended from time to time pursuant to Section 5.01(b)), (ii) has all corporate power and, unless the failure to do so would not have a Material Adverse Effect, has all licenses, authorizations, consents and approvals of all Official Bodies required to carry on its business in each jurisdiction in which its business is now and proposed to be conducted and (iii) is duly qualified to do business, and is in good standing, in every jurisdiction where the nature of its business requires it to be so qualified, except, with respect to clause (iii), where the failure to so qualify could not reasonably be expected to result in a Material Adverse Effect.

(b)          The execution, delivery and performance by such Seller of this Agreement, any other applicable Transaction Document to which it is a party and the other documents to be delivered by it hereunder, including such Seller’s sale of Receivables hereunder and such Seller’s use of the proceeds of Purchases, (i) are within such Seller’s corporate or limited liability company powers, as applicable, (ii) have been duly authorized by all necessary corporate or limited liability company action, as applicable, (iii) do not contravene (1) such Seller’s charter or by-laws or limited liability company agreement, as applicable, (2) any Law applicable to such Seller, (3) any contractual restriction binding on or affecting such Seller or its property or (4) any order, writ, judgment, award, injunction or decree binding on or affecting such Seller or its property, and (iv) do not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties (except for the transfer of such Seller’s interest in the Receivables and the Related Security pursuant to this Agreement). This Agreement, any other applicable Transaction Document and the other documents to be delivered by it hereunder have been duly executed and delivered by such Seller.

(c)          No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by such Seller of this Agreement or any other document to be delivered by it hereunder, except for the filing of UCC financing statements, amendments thereto and terminations thereof referred to herein.

(d)          Each of the Transaction Documents to which it is a party constitutes the legal, valid and binding obligation of such Seller enforceable against such Seller in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar Laws affecting the rights of creditors generally and general equitable principles (whether considered in a proceeding at law or in equity).

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(e)          Purchases made pursuant to this Agreement will constitute a valid sale, transfer, and assignment of the Receivables to the Purchaser, enforceable against creditors of, and purchasers from, such Seller. After giving effect to each Purchase hereunder, such Seller shall have no remaining property interest in any Receivable sold or purported to have been sold in such purchase.

(f)          [Intentionally Omitted]

(g)          Such Seller is not in violation of any order of any Official Body. There is no pending or threatened action, investigation or proceeding affecting such Seller or any of its subsidiaries before any Official Body which could reasonably be expected to result in a Material Adverse Effect.

(h)          No proceeds of any Purchase will be used (i) to acquire any security in any transaction which is subject to Section 13 or 14 of the Securities Exchange Act, (ii) to acquire any equity security of a class which is registered pursuant to Section 12 of the Securities Exchange Act of 1934 or (iii) for the purpose, whether immediate, incidental or ultimate, that violates applicable Law, including Regulation U or X issued by the Board of Governors of the Federal Reserve System of the United States.

(i)          No transaction contemplated hereby requires compliance with any bulk sales act or similar Law.

(j)          Each Receivable originated by such Seller and characterized in any Servicer Report as an Eligible Receivable is, as of the date of such Servicer Report (or, if applicable, as of a date certain specified in such report), an Eligible Receivable. Each Receivable, together with the Related Security, is owned (immediately prior to its sale hereunder) by such Seller free and clear of any Adverse Claim (other than any Adverse Claim arising solely as the result of any action taken by the Purchaser). When the Purchaser makes a Purchase, it shall acquire a valid and perfected first priority ownership of each Receivable and the Related Security and Collections with respect thereto free and clear of any Adverse Claim (other than any Adverse Claim arising solely as the result of any action taken by the Purchaser), and no effective financing statement or other instrument similar in effect covering any Receivable, any interest therein, the Related Security or Collections with respect thereto is on file in any recording office except such as may be filed in favor of Purchaser in accordance with this Agreement or in connection with any Adverse Claim arising solely as the result of any action taken by the Purchaser.

(k)          Each Servicer Report (if prepared by such Seller, or to the extent that information contained therein is supplied by such Seller), and each other information, exhibit, financial statement, document, book, record or report furnished or to be furnished at any time (whether before or after the date of this Agreement) by such Seller to the Purchaser in connection with this Agreement is or will be accurate in all material respects as of its date or (except as otherwise disclosed to the Purchaser at such time) as of the date so furnished (or, as applicable, as of a date certain specified in such report), and no such document contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.

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(l)          The principal place of business and chief executive office of such Seller and the office where such Seller keeps its records concerning the Receivables are located at the address or addresses referred to in Section 5.01(b). Such Seller is located in the jurisdiction of incorporation or formation, as applicable, set forth for such Seller in Exhibit D hereto for the purposes of Section 9-307 of the UCC as in effect in the State of New York; and the office in the jurisdiction of incorporation or formation, as applicable, of such Seller in which a UCC financing statement is required to be filed in order to perfect the security interest granted by such Seller hereunder is set forth in Exhibit D hereto (in each case as such Exhibit D may be amended from time to time pursuant to Section 5.01(b)). Such Seller has not changed its name since January 1, 2005, except as set forth on Exhibit D hereto.

(m)          The names and addresses of all the Deposit Banks, together with the post office boxes and account numbers of the Lock-Boxes and the Deposit Accounts, respectively, at such Deposit Banks are specified in Exhibit B (as the same may be amended from time to time pursuant to Section 5.01(g)). Within thirty (30) days of the Closing Date, each Seller has instructed all related Obligors to make payments related to the Receivables into either a Lock-Box or a Deposit Account specified in Exhibit B (as the same may be amended from time to time pursuant to Section 5.01(g)). The Lock-Boxes and the Deposit Accounts set forth on Exhibit B (as the same may be amended from time to time pursuant to Section 5.01(g)) are the only post office boxes and bank accounts into which Obligors have been instructed to make payments on the Receivables and into which Collections of such Receivables are to be deposited or remitted.

(n)          Except as set forth in Exhibit D hereto, such Seller is not known by and does not use any tradename or doing-business-as name.

(o)          On any date of each Purchase hereunder by the Purchaser, such Seller is Solvent before and will be Solvent before and will be Solvent after giving effect to such Purchase.

(p)          With respect to any programs used by such Seller in the servicing of the Receivables, no sublicensing agreements are necessary in connection with the designation of a new Servicer pursuant to Section 6.01 so that such new Servicer shall have the benefit of such programs (it being understood that, however, the Servicer, if other than the Parent, shall be required to be bound by a confidentiality agreement reasonably acceptable to the Parent (on behalf of itself and each of the Sellers)).

(q)          The sale of Receivables by such Seller to the Purchaser pursuant to this Agreement, and all other transactions between such Seller and the Purchaser, have been and will be made in good faith and without intent to hinder, delay or defraud creditors of such Seller.

(r)          Such Seller has (i) timely filed all federal tax returns required to be filed, (ii) timely filed all other material state and local tax returns and (iii) paid or made adequate provision for the payment of all taxes, assessments and other governmental charges (other than any tax, assessment or governmental charge which is being contested in good faith and by proper proceedings, and with respect to which the obligation to pay such amount is adequately reserved against in accordance with generally accepted accounting principles).

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(s)          No event has occurred and is continuing that constitutes an Event of Termination or an Incipient Event of Termination.

(t)          Since the Closing Date, there have been no material changes in the Credit and Collection Policy other than in accordance with the RPA. It has at all times complied with the Credit and Collection Policy in all material respects with regard to each Receivable originated by it.

(u)          Such Seller has at all times complied with the covenants and obligations set forth in its governing documents and herein.

(v)         Such Seller is not, and is not controlled by, an “investment company” within the meaning of the Investment Company Act of 1940, or is exempt from all provisions of such act.

(w)          Each of the representations and warranties made by such Seller contained in the Transaction Documents is true, complete and correct in all respects and it hereby makes each such representation and warranty to, and for the benefit of, the Agent, the Investors and the Banks as if the same were set forth in full herein.

ARTICLE V

COVENANTS

SECTION 5.01         Covenants of the Sellers. Each Seller covenants as to itself from the date hereof until the first day following the Facility Termination Date on which all of the Receivables are either collected in full or become Defaulted Receivables:

(a)          Compliance with Laws, Etc. Such Seller will comply in all material respects with all Laws and preserve and maintain its corporate or limited liability company, as applicable, existence, rights, franchises, qualifications and privileges except to the extent that the failure so to comply with such Laws or the failure so to preserve and maintain such rights, franchises, qualifications, and privileges would not impair the collectibility of the Receivables or the ability of such Seller to perform its obligations under this Agreement.

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(b)          Offices, Records, Name and Organization. Such Seller will keep its principal place of business and chief executive office and the office where it keeps its records concerning the Receivables at the address of such Seller set forth on Exhibit C hereto or, upon thirty (30) days’ prior written notice to the Purchaser and it assignees, at any other locations within the United States. No Seller will change its name or its state of organization or formation, as applicable, unless (i) such Seller shall have provided the Purchaser and its assignees with at least thirty (30) days’ prior written notice thereof, together with an updated Schedule I and Exhibit D, as applicable, and (ii) no later than the effective date of such change, all actions required by Section 5.01(j) shall have been taken and completed. Upon confirmation by the Purchaser’s assignee (prior to the RPA Final Payment Date) or the Purchaser (following the RPA Final Payment Date) of receipt of any such notice (together with an updated Schedule I and Exhibit D, as applicable) and the completion, as aforesaid, of all actions required by Section 5.01(j), Schedule I and Exhibit D, as applicable, to this Agreement shall, without further action by any party, be deemed to be amended and replaced by the updated Schedule I and Exhibit D, as applicable, accompanying such notice. Such Seller also will maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables and related Contracts in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the daily identification of each new Receivable and all Collections of and adjustments to each existing Receivable). Such Seller shall make a notation in its books and records, including its computer files, to indicate which Receivables have been sold by it to the Purchaser hereunder.

(c)          Performance and Compliance with Contracts and Credit and Collection Policy. Such Seller will, at its expense, timely and fully perform and comply with all material provisions, covenants and other promises required to be observed by it under the Contracts related to the Receivables, and timely and fully comply in all material respects with the Credit and Collection Policy in regard to each Receivable and the related Contract.

(d)          Sales, Liens, Etc. Except for the sales of Receivables contemplated herein, such Seller will not sell, convey, transfer, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim upon or with respect to, any Receivable, Related Security, related Contract or Collections, any other Seller Collateral, or upon or with respect to any account to which any Collections of any Receivable are sent, or assign any right to receive income in respect thereof.

(e)          Extension or Amendment of Receivables. Except as provided in the RPA, such Seller will not extend, amend or otherwise modify the terms of any Receivable, or amend, modify or waive any term or condition of any Contract (to which it is a party) related thereto.

(f)          Change in Business or Credit and Collection Policy. Such Seller will not make any change in the character of its business or in the Credit and Collection Policy that would, in either case, impair the collectibility of the Receivables or the ability of such Seller to perform its obligations under this Agreement.

(g)          Change in Payment Instructions to Obligors. Such Seller will not add or terminate any post office box, bank, or bank account as a Lock-Box, Deposit Bank or Deposit Account from those listed in Exhibit B hereto, or make any change in its instructions to Obligors regarding payments to be made to any Lock-Box or Deposit Account, unless the Agent (prior to the RPA Final Payment Date) or the Purchaser (following the RPA Final Payment Date) shall have received prior notice of such addition, termination or change (including an updated Exhibit B) and a fully executed Deposit Account Control Agreement with each new Deposit Bank or with respect to each new Lock-Box or Deposit Account. Upon confirmation by the Purchaser’s assignee (prior to the RPA Final Payment Date) or the Purchaser (following the RPA Final Payment Date) of receipt of any such notice and the related documents, Exhibit B hereto shall, without further action by any party, be deemed to be amended and replaced by the updated Exhibit B accompanying such notice.

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(h)          Deposits to Lock-Boxes and Deposit Accounts. Such Seller will instruct all of its Obligors to remit all their payments in respect of Receivables to Lock-Boxes or Deposit Accounts. If such Seller shall receive any Collections directly, it shall immediately (and in any event within two (2) Business Days) deposit the same to a Lock-Box or a Deposit Account. No Seller will deposit or otherwise credit, or cause or permit to be so deposited or credited, to any Deposit Account cash or cash proceeds other than Collections of Receivables. Each Deposit Account shall at all times be subject to a Deposit Account Control Agreement.

(i)          Audits. Such Seller will, from time to time during regular business hours as requested by the Purchaser or its assigns, permit the Purchaser, or its agents, representatives or assigns, (i) to examine and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes and disks) in the possession or under the control of such Seller relating to Receivables and the Related Security, including, without limitation, the related Contracts, and (ii) to visit the offices and properties of such Seller for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to Receivables and the Related Security or such Seller’s performance hereunder or under the Contracts with any of the officers or employees of such Seller having knowledge of such matters.

(j)          Further Assurances. (i) Such Seller agrees from time to time, at its expense, promptly to execute and deliver all further instruments and documents, and to take all further actions, that may be necessary or desirable, or that the Purchaser or its assignees may reasonably request, to perfect, protect or more fully evidence the sale of Receivables under this Agreement, or to enable the Purchaser or its assignees to exercise and enforce its respective rights and remedies under this Agreement. Without limiting the foregoing, such Seller will, upon the request of the Purchaser or its assignees, (A) execute and file such financing or continuation statements, or amendments thereto and assignments thereof, and such other instruments and documents, that may be necessary or desirable to perfect, protect or evidence such Receivables and any security interest in other assets of such Seller granted hereunder; and (B) deliver to the Purchaser copies of all Contracts (to which it is a party) relating to the Receivables and all records relating to such Contracts and the Receivables, whether in hard copy or in magnetic tape or diskette format (which if in magnetic tape or diskette format shall be compatible with the Purchaser’s (or its assignees’) computer equipment).

(ii)         Such Seller authorizes the Purchaser or its assignees to file financing or continuation statements, and amendments thereto and assignments thereof, relating to the Receivables and the Related Security, the related Contracts and the Collections with respect thereto, any other Seller Collateral and any other assets of such Seller in which a security interest is granted hereunder.

(iii)        Such Seller shall perform its obligations under the Contracts related to the Receivables to the same extent as if the Receivables had not been sold or transferred.

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SECTION 5.02         Grant of Security Interest. Each of the Sellers and the Purchaser intend that the transfer of each Receivable hereunder from the Sellers to the Purchaser be treated as a sale of all of the applicable Seller’s right, title and interest in, to and under such Receivable and that, immediately after giving effect to the transfer, such Seller has no further interest (legal or equitable) in any Receivable. Each Seller and the Purchaser shall record each Purchase as a sale or purchase, as the case may be, on its books and records, and reflect each Purchase in its financial statements and tax returns as a sale or purchase, as the case may be. In the event that, contrary to the mutual intent of the Sellers and the Purchaser, any Purchase of Receivables hereunder is not characterized as a sale but rather as a collateral transfer for security (or the transactions contemplated hereby are characterized as a financing transaction), such Purchase shall be deemed to be a secured financing, secured by a security interest in all of the related Seller’s right, title and interest now or hereafter existing and hereafter arising in, to and under (i) all Receivables now existing and hereafter arising, (ii) all Related Security, (iii) all Collections with respect to the items in clauses (i) and (ii), and (iv) all proceeds of the foregoing (collectively, the “Seller Collateral”). In furtherance of the foregoing, each Seller hereby grants to the Purchaser a security interest in all of such Seller’s right, title and interest now or hereafter existing in, to and under the Seller Collateral to secure the repayment of all amounts due and owing by such Seller to the Purchaser hereunder with accrued interest thereon, if applicable, whether now or hereafter existing, due or to become due, direct or indirect, or absolute or contingent (such amounts the “Secured Obligations”).

SECTION 5.03         Covenant of the Sellers and the Purchaser. Each of the Seller and the Purchaser shall comply with (and cause to be true and correct) each of the facts and assumptions relevant to it contained in the portion of the opinion of Skadden, Arps, Slate, Meagher & Flom, LLP (Re: True-Sale) entitled “Facts and Assumptions” delivered pursuant to Section 3.01(f)(i) .

ARTICLE VI

ADMINISTRATION AND COLLECTION

SECTION 6.01         Designation of Servicer. The servicing, administration and collection of the Receivables shall be conducted by such Person (the “Servicer”) so designated hereunder from time to time. Until the RPA Final Payment Date, the Parent (or such other Person as may be designated from time to time under the RPA) is hereby designated as, and hereby agrees to perform the duties and obligations of, the Servicer pursuant to the terms hereof. Following the RPA Final Payment Date, the Purchaser or its assignees, by notice to the Sellers, may designate as Servicer any Person (including itself) to succeed the Parent or any successor Servicer, if such Person shall consent and agree to the terms hereof. Upon the Sellers’ receipt of such notice, the Parent or any successor Servicer agrees that it will terminate its activities as Servicer hereunder in a manner which the Purchaser (or its designees or assignees) believes will facilitate the transition of the performance of such activities to the new Servicer. Each Servicer may (and with respect to any successor Servicer, with the prior consent of the Purchaser or its assignees) subcontract with any other Person for the servicing, administration or collection of Receivables. Any such subcontract shall not affect the Servicer’s liability for performance of its duties and obligations pursuant to the terms hereof, and any such subcontract shall terminate upon designation of a successor Servicer.

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SECTION 6.02         Duties of Servicer. (a) The Servicer shall take or cause to be taken all such actions as may be necessary or advisable to collect each Receivable from time to time, all in accordance with applicable Laws, with reasonable care and diligence, and in accordance with the Credit and Collection Policy. The Purchaser hereby appoints the Servicer, from time to time designated pursuant to Section 6.01, as agent to enforce its ownership and other rights in the Receivables, the Related Security and the Collections with respect thereto.

(b)          Each Seller shall deliver to the Servicer, and the Servicer shall hold in trust for the Agent and the Purchaser in accordance with their respective interests, all documents, instruments and records (including, without limitation, computer tapes or disks) which evidence or relate to the Receivables; provided, that the Servicer agrees to grant the applicable Seller access to such records in accordance with Section 6.06(c).

SECTION 6.03         Servicer Fee. The Purchaser shall pay to the Servicer, so long as it is acting as the Servicer hereunder, a periodic collection fee (the “Servicer Fee”) of 0.50% per annum on the average daily Aggregate Outstanding Balance of the Receivables, payable in arrears on each Settlement Date or such other day during each calendar month as the Purchaser and the Servicer shall agree; provided, however, that in no case shall the Servicer Fee hereunder be paid by the Purchaser from Collections on the Receivables.

SECTION 6.04         Certain Rights of the Purchaser and Agent. (a) The Purchaser may at any time give notice of ownership and may, during the existence of an Event of Termination or Incipient Event of Termination occurring after the RPA Final Payment Date, direct the Obligors of Receivables and any Person obligated on any Related Security, or any of them, that payment of all amounts payable under any Receivable shall be made directly to the Agent or its designee.

(b)          Each Seller shall, at any time during the existence of an Event of Termination or Incipient Event of Termination occurring after the RPA Final Payment Date (upon the Purchaser’s request and at such Seller’s expense), give notice of the Agent’s ownership to each Obligor of Receivables and direct that payments of all amounts payable under the Receivables be made directly to the Agent or its designees or assignees.

(c)          At the Purchaser’s request and at the applicable Seller’s expense, such Seller and the Servicer shall (i) assemble all of the documents, instruments and other records (including, without limitation, computer tapes and disks) that evidence or relate to the Receivables, and the related Contracts and Related Security, or that are otherwise necessary or desirable to collect the Receivables, and shall make the same available, or request that the Servicer make available to the Purchaser at a place selected by the Purchaser or its designee, and (ii) segregate all cash, checks and other instruments received by it from time to time constituting Collections of Receivables in a manner acceptable to the Purchaser and, promptly upon receipt, remit all such cash, checks and instruments, duly indorsed or with duly executed instruments of transfer, to the Purchaser or its designee or assignee. The Purchaser shall also have the right to make copies of all such documents, instruments and other records at any time.

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(d)          Each Seller authorizes the Purchaser to take any and all steps in such Seller’s name and on behalf of such Seller that are necessary or desirable, in the determination of the Purchaser, to collect amounts due under the Receivables, including, without limitation (and, prior to the occurrence of the RPA Final Payment Date, only as permitted under the RPA), endorsing such Seller’s name on checks and other instruments representing Collections of Receivables and enforcing the Receivables and the Related Security and related Contracts.

SECTION 6.05         Rights and Remedies. (a) If any Seller or the Servicer fails to perform any of its obligations under this Agreement, the Purchaser or its assignees may (but shall not be required to) (after notice to such Seller or Servicer and such failure to perform, if capable of being cured, is not cured within ten (10) days after such notice is sent) itself perform, or cause performance of, such obligation, and, if any Seller fails to so perform, the costs and expenses of the Purchaser incurred in connection therewith shall be payable by such non-performing Seller as provided in Section 8.01 or Section 9.04 as applicable.

(b)          Each Seller shall perform all of its obligations under the Contracts related to the Receivables to the same extent as if such Seller had not sold or contributed its Receivables hereunder and the exercise by the Purchaser of its rights hereunder shall not relieve any Seller from such obligations or its obligations with respect to the Receivables. The Purchaser shall not have any obligation or liability under any Receivables or related Contracts, nor shall the Purchaser be obligated to perform any of the obligations of such Seller thereunder.

(c)          Each Seller shall cooperate with the Servicer in collecting amounts due from Obligors in respect of the Receivables.

(d)          Each Seller hereby grants to Servicer an irrevocable power of attorney, with full power of substitution, coupled with an interest, to take in the name of such Seller all steps necessary or advisable to endorse, negotiate or otherwise realize on any writing or other right of any kind held or transmitted by such Seller or transmitted or received by Purchaser (whether or not from such Seller) in connection with any Receivable.

SECTION 6.06         Transfer of and Access to Records.

(a)          Each Purchase of Receivables hereunder shall include the transfer to the Purchaser of all of the applicable Seller’s right and title to and interest in the records relating to such Receivables and, subject to the rights of any licensors, shall include an irrevocable non-exclusive license to the use of the applicable Seller’s computer software system to access and create such records. Such license shall be without royalty or payment of any kind, is coupled with an interest, and shall be irrevocable until all of the Receivables are either collected in full or become Defaulted Receivables.

(b)          Each Seller shall take such action requested by the Purchaser, from time to time hereafter, that may be necessary or appropriate to ensure that the Purchaser has an enforceable ownership interest in the records relating to the Receivables and rights (whether by ownership, license or sublicense) to the use of such Seller’s computer software system to access and create such records, subject to the rights of any licensors.

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(c)          In recognition of the applicable Seller’s need to have access to the records transferred to the Purchaser hereunder, the Purchaser and the Servicer (as the Purchaser’s agent) hereby grants to the applicable Seller an irrevocable license to access such records in connection with any activity arising in the ordinary course of such Seller’s business or (if such Seller is the Servicer) in the performance of its duties as Servicer, provided that (i) such Seller shall not disrupt or otherwise interfere with the Purchaser’s use of and access to such records during such license period and (ii) such Seller consents to the assignment and delivery of the records (including any information contained therein relating to such Seller or its operations) to any assignees or transferees of the Purchaser provided they agree to hold such records confidential.

ARTICLE VII

EVENTS OF TERMINATION

SECTION 7.01         Events of Termination. If any of the following events (“Events of Termination”) shall occur and be continuing:

(a)          Any Servicer Default; or

(b)          Any Seller shall fail to make any payment required under Sections 2.04(a) or 2.04(b); or

(c)          Any representation or warranty (unless such representation or warranty relates solely to one or more specific Receivables incorrectly characterized as Eligible Receivables and the applicable Seller shall have made any required deemed Collection payment pursuant to Section 2.04 with respect to such Receivables) made or deemed made by any Seller (or any of its officers) under or in connection with this Agreement or any information or report delivered by any Seller pursuant to this Agreement shall prove to have been incorrect or untrue in any material respect when made or deemed made or delivered; provided that if a breach of any representation and warranty set forth in Section 4.01(a), the first sentence of Section 4.01(l) or Section 4.01(r) shall occur, no Event of Termination shall occur hereunder if such breach of representation and warranty shall be cured (without any adverse impact on the Purchaser or the Servicer or the collectibility of the Receivables) within five (5) Business Days or

(d)          Any Seller shall fail to perform or observe (i) any term, covenant or agreement contained in this Agreement (other than as referred to in Section 7.01(b) or clause (ii) of this Section 7.01(d)) on its part to be performed or observed and any such failure shall remain unremedied for ten (10) days after written notice thereof shall have been given to such Seller by the Purchaser or its assignees, or (ii) any covenant applicable to it contained in Sections 5.01(b), 5.01(d), 5.01(g) or 5.01(h); or

(e)          Any Seller or the Servicer (if other then the Purchaser) shall fail to pay any principal of or premium or interest on any of its Debt which is outstanding in a principal amount of at least $20,000,000 in the aggregate, when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable notice, cure or grace period, if any, specified in the agreement or instrument relating to such Debt; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt and shall continue after the applicable notice, cure or grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased, or an offer to repay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof (other than with respect to “Convertible Senior Debentures” as defined in the Credit Agreement); or

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(f)          This Agreement shall for any reason (other than pursuant to the terms hereof) cease to create, or any Purchase of Receivables hereunder shall for any reason cease to be, a valid and perfected first priority ownership interest in each applicable Receivable and the Related Security and Collections with respect thereto, free and clear of any Adverse Claim; or

(g)          Any Seller or the Servicer (if other than the Purchaser) shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against any Seller or the Servicer (if other than the Purchaser) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any Law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of sixty (60) days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or any Seller or the Servicer (if other than the Purchaser) shall take any corporate or limited liability company action, as applicable, to authorize any of the actions set forth above in this subsection (g); or

(h)          An Event of Termination shall have occurred under the RPA or under the Secondary Purchase Agreement or the RPA, the Secondary Purchase Agreement or any other Transaction Document shall cease to be in full force and effect (or any Seller shall state in writing that this Agreement or any other Transaction Document shall cease to be in full force and effect or any provision thereof shall cease to be the valid and binding obligation of any Seller); or

(i)          There shall have occurred any event which would be reasonably likely to materially adversely affect the collectibility of the Receivables or the ability of any Seller to collect Receivables or otherwise perform its respective obligations under this Agreement;

then, and in any such event, the Purchaser or its assignees may, by notice to the Sellers and the Parent, take either or both of the following actions: (x) declare the Facility Termination Date to have occurred (in which case the Facility Termination Date shall be deemed to have occurred) and all Purchases hereunder shall cease immediately and (y) without limiting any right under this Agreement to replace the Servicer (but subject, prior to the RPA Final Payment Date, to the designation made under the RPA), designate another Person to succeed the Parent (or any successor Servicer) as Servicer; provided, that, automatically upon the occurrence of any event (without any requirement for the passage of time or the giving of notice) described in paragraph (g) of this Section 7.01, the Facility Termination Date shall occur. Upon any such declaration or designation or upon such automatic termination, the Purchaser shall have, in addition to the rights and remedies under this Agreement, all other rights and remedies with respect to the Receivables provided after default under the UCC and under other applicable Law, which rights and remedies shall be cumulative.

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ARTICLE VIII

INDEMNIFICATION

SECTION 8.01         Indemnities by the Sellers. Without limiting any other rights which the Purchaser may have hereunder or under applicable Law, each Seller hereby agrees to indemnify the Purchaser and its assigns and transferees (each, an “Indemnified Party”) from and against any and all damages, claims, losses, liabilities and related costs and expenses, including reasonable attorneys’ fees and disbursements (all of the foregoing being collectively referred to as “Indemnified Amounts”), awarded against or incurred by any Indemnified Party arising out of or as a result of this Agreement or the other Transaction Documents or the Purchase of any Receivables originated by it or in respect of any such Receivable or any related Contract, including, without limitation, arising out of or as a result of:

(a)          the characterization in any Servicer Report or other statement made by such Seller of any Receivable as an Eligible Receivable or as included in the Net Receivables Pool Balance which is not an Eligible Receivable or should not be included in the Net Receivables Pool Balance as of the date of such Servicer Report;

(b)          any representation or warranty or statement made or deemed made by such Seller (or any of its officers) under or in connection with this Agreement or any of the other Transaction Documents, which shall have been incorrect in any material respect when made;

(c)          the failure by such Seller to comply with any applicable Law, rule or regulation with respect to any Receivable or the related Contract; or the failure of any Receivable or the related Contract to conform to any such applicable Law; or the sale of any Receivable under this Agreement in violation of any applicable Law;

(d)          the failure to vest in the Purchaser absolute ownership of such Seller’s Receivables that are, or that purport to be, the subject of a Purchase under this Agreement and the Related Security and Collections in respect thereof, free and clear of any Adverse Claim;

(e)          the failure of such Seller to have filed, or any delay in filing, financing statements or amendments or termination statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable Laws with respect to any Receivables that are, or that purport to be, the subject of a Purchase under this Agreement and the Related Security and Collections in respect thereof, whether at the time of any Purchase or at any subsequent time;

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(f)          any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable that is, or that purports to be, the subject of a Purchase from such Seller under this Agreement (including, without limitation, a defense based on such Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or services related to such Receivable or the furnishing or failure to furnish such merchandise or services or relating to collection activities with respect to such Receivable (if such collection activities were performed by such Seller acting as Servicer);

(g)          any failure of such Seller to perform its duties or obligations in accordance with the provisions hereof and of the other Transaction Documents or to perform its duties or obligations (if any) under any Contract related to a Receivable;

(h)          any products liability or other claim arising out of or in connection with merchandise, insurance or services which are the subject of any Contract related to a Receivable originated by such Seller;

(i)           the commingling of Collections of Receivables by such Seller or a designee of such Seller, at any time with other funds of such Seller or an Affiliate of such Seller;

(j)           any investigation, litigation or proceeding related to this Agreement or the use of proceeds of Purchases by such Seller or the ownership by such Seller of Receivables, the Related Security, or Collections with respect thereto or in respect of any Receivable, Related Security or Contract (including, without limitation, in connection with the preparation of a defense or appearing as a third party witness in connection therewith and regardless of whether such investigation, litigation or proceeding is brought by such Seller, an Indemnified Party or any other Person or an Indemnified Party is otherwise a party thereto);

(k)          any failure of such Seller to comply with its covenants contained in this Agreement or any other Transaction Document;

(l)           any claim brought by any Person other than an Indemnified Party arising from any activity by such Seller or any designee of such Seller in servicing, administering or collecting any Receivable;

(m)         any Receivable originated by such Seller becoming (in whole or in part) a Diluted Receivable;

(n)           any failure of such Seller to pay when due any sales, excise or personal property taxes payable in connection with any of the Receivables;

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(o)          any action taken by such Seller or any of its Affiliates in the enforcement or collection of any Receivable; or

(p)          the use of the proceeds of any Purchase by the Seller.

It is expressly agreed and understood by the parties hereto (i) that the foregoing indemnification is not intended to, and shall not, constitute a guarantee of the collectibility or payment of the Receivables and (ii) that nothing in this Section 8.01 shall require any Seller to indemnify any Person (A) for Receivables which are not collected, not paid or uncollectible on account of the insolvency, bankruptcy, or financial inability to pay of the applicable Obligor, (B) for damages, losses, claims or liabilities or related costs or expenses to the extent found in a final non-appealable judgment of a court of competent jurisdiction to have resulted from such Person’s gross negligence or willful misconduct, or (C) for any income taxes or franchise taxes incurred by such Person arising out of or as a result of this Agreement or any other Transaction Document or in respect of any Receivable or any Contract.

ARTICLE IX

MISCELLANEOUS

SECTION 9.01         Amendments, Etc. No amendment or waiver of any provision of this Agreement or consent to any departure by any Seller therefrom shall be effective unless in a writing signed by the Purchaser and, in the case of any amendment, also signed by the Sellers and the Servicer, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Purchaser to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. Notwithstanding any other provision of this Section 9.01, Exhibits B and D hereto may be amended in accordance with the procedures set forth in Sections 5.01(g) and 5.01(b), respectively.

SECTION 9.02         Notices, Etc. All notices and other communications hereunder shall, unless otherwise stated herein, be in writing (which shall include facsimile communication) and be faxed or delivered, to each party hereto, at its address set forth on Exhibit C hereto or at such other address as shall be designated by such party in a written notice to the other parties hereto. Notices and communications by facsimile shall be effective when sent (and shall be followed by hard copy sent by regular mail), and notices and communications sent by other means shall be effective when received.

SECTION 9.03         Binding Effect; Assignability. (a) This Agreement shall be binding upon and inure to the benefit of the Sellers, the Purchaser and their respective successors and assigns; provided, however, that no Seller may assign its rights or obligations hereunder or any interest herein, except to the SPV and the Agent as provided in the Transaction Documents, without the prior written consent of the Purchaser. In connection with any sale or assignment by the Purchaser of all or a portion of the Receivables, the buyer or assignee, as the case may be, shall, to the extent of its purchase or assignment, have all rights of the Purchaser under this Agreement (as if such buyer or assignee, as the case may be, were the Purchaser hereunder) except to the extent specifically provided in the agreement between the Purchaser and such buyer or assignee, as the case may be.

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(b)          This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time, after the Facility Termination Date, when all of the Receivables are either collected in full or become Defaulted Receivables; provided, however, that rights and remedies with respect to any breach of any representation and warranty made by each Seller pursuant to Article IV and the provisions of Article VIII and Sections 9.04, 9.05 and 9.06 shall be continuing and shall survive any termination of this Agreement.

SECTION 9.04         Costs and Expenses. (a) In addition to the rights of indemnification granted to the Purchaser pursuant to Article VIII hereof, the Sellers agree to pay on demand, on a joint and several basis, all costs and expenses in connection with the preparation, execution, delivery and administration of this Agreement and the other documents and agreements to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Purchaser with respect thereto and with respect to advising the Purchaser as to its rights and remedies under this Agreement, and the Sellers agree to pay, on a joint and several basis, all costs and expenses, if any (including reasonable counsel fees and expenses), in connection with the enforcement of this Agreement and the other documents to be delivered hereunder excluding, however, any costs of enforcement or collection of Receivables which are not paid on account of the insolvency, bankruptcy or financial inability to pay of the applicable Obligor.

(b)          In addition, the Sellers agrees to pay, on a joint and several basis, any and all stamp and other taxes and fees payable in connection with the execution, delivery, filing and recording of this Agreement or the other documents or agreements to be delivered hereunder, and the Sellers agree, on a joint and several basis, to save each Indemnified Party harmless from and against any liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

SECTION 9.05         [Intentionally Omitted].

SECTION 9.06         Confidentiality. Unless otherwise required by applicable law, each party hereto agrees to maintain the confidentiality of this Agreement in communications with third parties and otherwise; provided that this Agreement may be disclosed to (i) third parties to the extent such disclosure is made pursuant to a written agreement of confidentiality in form and substance reasonably satisfactory to the other party hereto, and (ii) such party’s legal counsel and auditors and the Purchaser’s assignees, if they agree in each case to hold it confidential.

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SECTION 9.07         GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICTS OF LAW PRINCIPLES THEREOF OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). THE SELLER AND THE PURCHASER HEREBY SUBMIT TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN THE CITY OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. THE SELLER AND THE PURCHASER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING IN THIS SECTION 9.07 SHALL AFFECT THE RIGHT OF THE INVESTORS TO BRING ANY ACTION OR PROCEEDING AGAINST THE SELLER OR THE PURCHASER OR ANY OF THEIR RESPECTIVE PROPERTY IN THE COURTS OF OTHER JURISDICTIONS.

SECTION 9.08         Third Party Beneficiary. Each of the parties hereto hereby acknowledges that the Purchaser may assign all or any portion of its rights under this Agreement and that such assignees may (except as otherwise agreed to by such assignees) further assign their rights under this Agreement, and each of the Sellers hereby consents to any such assignments. All such assignees, including parties to the Secondary Purchase Agreement and the RPA in the case of assignment to such parties, shall be third party beneficiaries of, and shall be entitled to enforce the Purchaser’s rights and remedies under, this Agreement to the same extent as if they were parties thereto, except to the extent specifically limited under the terms of their assignment.

SECTION 9.09         Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery by a party hereto of an executed counterpart of this Agreement by facsimile or similar electronic means shall be deemed effective as delivery of the original executed counterpart by such party for purposes of execution hereof.

[Remainder of page intentionally blank]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

SELLERS:

DST HEALTH SOLUTIONS, INC.

By:	/s/ Gregg Wm. Givens
Name:	Gregg Wm. Givens
Title:	Assistant Treasurer

DST OUTPUT, LLC

By:	/s/ Gregg Wm. Givens
Name:	Gregg Wm. Givens
Title:	Assistant Treasurer

DST OUTPUT CENTRAL, LLC

By:	/s/ Gregg Wm. Givens
Name:	Gregg Wm. Givens
Title:	Assistant Treasurer

DST OUTPUT EAST, LLC

By:	/s/ Gregg Wm. Givens
Name:	Gregg Wm. Givens
Title:	Assistant Treasurer

DST OUTPUT WEST, LLC

By:	/s/ Gregg Wm. Givens
Name:	Gregg Wm. Givens
Title:	Assistant Treasurer

[Signature Page to Originator Purchase Agreement]

DST OUTPUT GRAPHICS, LLC

By:	/s/ Gregg Wm. Givens
Name:	Gregg Wm. Givens
Title:	Assistant Treasurer

DST TECHNOLOGIES, INC.

By:	/s/ Gregg Wm. Givens
Name:	Gregg Wm. Givens
Title:	Assistant Treasurer

DST STOCK TRANSFER, INC.

By:	/s/ Gregg Wm. Givens
Name:	Gregg Wm. Givens
Title:	Assistant Treasurer

DST GLOBAL SOLUTIONS NORTH AMERICA LTD.

By:	/s/ Gregg Wm. Givens
Name:	Gregg Wm. Givens
Title:	Assistant Treasurer

DST HEALTH SOLUTIONS, LLC

By:	/s/ Gregg Wm. Givens
Name:	Gregg Wm. Givens
Title:	Assistant Treasurer

DST MAILING SERVICES, INC.

By:	/s/ Gregg Wm. Givens
Name:	Gregg Wm. Givens
Title:	Treasurer

[Signature Page to Originator Purchase Agreement]

ISPACE SOFTWARE TECHNOLOGIES, INC.

By:	/s/ Gregg Wm. Givens
Name:	Gregg Wm. Givens
Title:	Assistant Treasurer

ARGUS HEALTH SYSTEMS, INC.

By:	/s/ Gregg Wm. Givens
Name:	Gregg Wm. Givens
Title:	Assistant Treasurer

DST DIRECT, LLC

By:	/s/ Gregg Wm. Givens
Name:	Gregg Wm. Givens
Title:	Assistant Treasurer

DTS OUTPUT ELECTRONIC SOLUTIONS, INC.

By:	/s/ Gregg Wm. Givens
Name:	Gregg Wm. Givens
Title:	Assistant Treasurer

DST TASS, LLC

By:	/s/ Gregg Wm. Givens
Name:	Gregg Wm. Givens
Title:	Assistant Treasurer

DST WORLDWIDE SERVICES, LLC

By:	/s/ Gregg Wm. Givens
Name:	Gregg Wm. Givens
Title:	Assistant Treasurer

[Signature Page to Originator Purchase Agreement]

DSTI MOSIKI, LLC

By:	/s/ Gregg Wm. Givens
Name:	Gregg Wm. Givens
Title:	Assistant Treasurer

DST RETIREMENT SOLUTIONS, LLC

By:	/s/ Gregg Wm. Givens
Name:	Gregg Wm. Givens
Title:	Assistant Treasurer

SERVICER:	DST SYSTEMS, INC.

	By:	/s/ Gregg Wm. Givens
	Name:	Gregg Wm. Givens
	Title:	Vice President & Chief Accounting Officer

PURCHASER:	DST SYSTEMS, INC.

	By:	/s/ Gregg Wm. Givens
	Name:	Gregg Wm. Givens
	Title:	Vice President & Chief Accounting Officer

[Signature Page to Originator Purchase Agreement]

SCHEDULE I
LIST OF SELLERS

DST Health Solutions, Inc.

DST Output, LLC

DST Output Central, LLC

DST Output East, LLC

DST Output West, LLC

DST Output Graphics, LLC

DST Technologies, Inc.

DST Stock Transfer, Inc.

DST Global Solutions North America Ltd.

DST Health Solutions, LLC

DST Mailing Services, Inc.
iSpace Software Technologies, Inc.
Argus Health Systems, Inc.
DST Direct, LLC
DST Output Electronic Solutions, Inc.
DST TASS, LLC
DST Worldwide Services, LLC
DSTi Mosiki, LLC
DST Retirement Solutions, LLC

Schedule I

EXHIBIT A

CREDIT AND COLLECTION POLICY

(Please see attached)

Exhibit A

EXHIBIT B

DEPOSIT ACCOUNTS AND LOCK-BOXES

Name and Address of Deposit Bank(s)	Name of Accountholder	Account Number(s)	Lock-Box Number(s) and Address(es)

Bank of America, N.A. 225 N. Calvert St Mail Code: MD4-301-10-38 Baltimore, MD 21202	Fountain City Finance, LLC Collection Account for the benefit of Bank of America, National Association as Agent	3750899348	Lockbox 2454-DST Systems Bank of America 2454 Collection Center Dr Chicago, IL 60693

Bank of America, N.A. 225 N. Calvert St Mail Code: MD4-301-10-38 Baltimore, MD 21202	Fountain City Finance, LLC Collection Account for the benefit of Bank of America, National Association as Agent	3750899348	Lockbox 5516-DST Output Bank of America 5516 Collection Center Dr Chicago, IL 60693

Bank of America, N.A. 225 N. Calvert St Mail Code: MD4-301-10-38 Baltimore, MD 21202	Fountain City Finance, LLC Collection Account for the benefit of Bank of America, National Association as Agent	3750899348	Lockbox 13804-DST Health Solutions Bank of America 13804 Collection Center Dr Chicago, IL 60693

Exhibit B

EXHIBIT C

ADDRESSES

SELLERS:

DST Health Solutions, Inc.

2500 Corporate Drive

Birmingham, AL 35242

Attention: Gregg Wm. Givens

Facsimile No. 205-437-6650

DST Heath Solutions, LLC

2400 Thea Drive

Harrisburg, PA 17110

Attention: Gregg Wm. Givens

Facsimile No. 717-703-6190

iSpace Software Technologies, Inc.
2400 Thea Drive

Harrisburg, PA 17110

Attention: Gregg Wm. Givens

Facsimile No. 717-703-6190

DST Output, LLC

DST Output Central, LLC

DST Output East, LLC

DST Output West, LLC

DST Output Graphics, LLC

DST Technologies, Inc.

DST Stock Transfer, Inc.

DST Mailing Services, Inc.

DST Output Electronic Solutions, Inc.

DST Worldwide Services, LLC

DST Retirement Solutions, LLC

333 West 11th Street, 5th Floor

Kansas City, MO 64105

Attention: Gregg Wm. Givens

Facsimile No. 816-435-8630

DST Global Solutions North America Ltd.

DSTi Mosiki, LLC

27 Melcher Street

Boston, MA 02210

Attention: Gregg Wm. Givens

Facsimile No. 617-482-8878

Exhibit C

Argus Health Systems, Inc.

1300 Washington Street

Kansas City, MO 64105

Attention: Gregg Wm. Givens

Facsimile No. 816-435-8630

DST Direct, LLC

601 Monroe Street

Jefferson City, MO 65101

Attention: Gregg Wm. Givens

Facsimile No. 816-435-8630

DST TASS, LLC

1075 Baker Building, 706 Second Avenue South

Minneapolis, MN 55402

Attention: Gregg Wm. Givens

Facsimile No. 612-238-4398

PURCHASER:	DST Systems, Inc. 333 West 11th Street, 5th Floor Kansas City, MO 64105 Attention: Gregg Wm. Givens Facsimile No. 816-435-8630

Exhibit C-2

EXHIBIT D

SELLER UCC INFORMATION

Name:	DST Health Solutions, Inc.

Address:	2500 Corporate Drive
Birmingham, AL 35242

Jurisdiction of Organization: California

UCC Filing Office: Secretary of State of California

Prior Names: CSC Transition Inc., CSC Healthcare Systems Inc. and CSC Healthcare Inc.

D/B/A Names: None

Name:	DST Output, LLC

Address:	333 West 11th Street, 5th Floor
Kansas City, MO 64105

Jurisdiction of Organization: Delaware

UCC Filing Office: Secretary of State of Delaware

Prior Names: None

D/B/A Names: None

Name:	DST Output Central, LLC

Address:	333 West 11th Street, 5th Floor
Kansas City, MO 64105

Jurisdiction of Organization: Delaware

UCC Filing Office: Secretary of State of Delaware

Prior Names: None

D/B/A Names: None

Exhibit D

Name:	DST Output East, LLC

Address:	333 West 11th Street, 5th Floor
Kansas City, MO 64105

Jurisdiction of Organization: Delaware

UCC Filing Office: Secretary of State of Delaware

Prior Names: DST Output East, Inc.

D/B/A Names: None

Name:	DST Output West, LLC

Address:	333 West 11th Street, 5th Floor
Kansas City, MO 64105

Jurisdiction of Organization: Delaware

UCC Filing Office: Secretary of State of Delaware

Prior Names: None

D/B/A Names: None

Name:	DST Output Graphics, LLC

Address:	333 West 11th Street, 5th Floor
Kansas City, MO 64105

Jurisdiction of Organization: Delaware

UCC Filing Office: Secretary of State of Delaware

Prior Names: None

D/B/A Names: None

Exhibit D-2

Name:	DST Technologies, Inc.

Address:	333 West 11th Street, 5th Floor
Kansas City, MO 64105

Jurisdiction of Organization: Missouri

UCC Filing Office: Secretary of State of Missouri

Prior Names: None

D/B/A Names: None

Name:	DST Stock Transfer, Inc.

Address:	333 West 11th Street, 5th Floor
Kansas City, MO 64105

Jurisdiction of Organization: Missouri

UCC Filing Office: Secretary of State of Missouri

Prior Names:  None

D/B/A Names: None

Name:	DST Global Solutions North America Ltd.

Address:	27 Melcher Street
Boston, MA 02210

Jurisdiction of Organization: Delaware

UCC Filing Office: Secretary of State of Delaware

Prior Names: Belvedere Financial Systems, Inc.

D/B/A Names: None

Name:	DST Health Solutions, LLC

Address:	2400 Thea Drive
Harrisburg, PA 17110

Jurisdiction of Organization: Delaware

UCC Filing Office: Secretary of State of Delaware

Prior Names: Synertech Health System Solutions, LLC, DST Health Solutions Systems, LLC and DST Health Solutions Services, LLC

D/B/A Names: None

Exhibit D-3

Name:	DST Mailing Services, Inc.

Address:	333 West 11th Street, 5th Floor
Kansas City, MO 64105

Jurisdiction of Organization: Delaware

UCC Filing Office: Secretary of State of Delaware

Prior Names: DST Postal Services, Inc., Global Mailing Services, Inc.

D/B/A Names: None

Name:	iSpace Software Technologies, Inc.

Address:	2400 Thea Drive
Harrisburg, PA 17110

Jurisdiction of Organization: California

UCC Filing Office: Secretary of State of California

Prior Names: None

D/B/A Names: None

Name:	Argus Health Systems, Inc.

Address:	1300 Washington Street
Kansas City, MO 64105

Jurisdiction of Organization: Delaware

UCC Filing Office: Secretary of State of Delaware

Prior Names: None

D/B/A Names: None

Name:	DST Direct, LLC

Address:	601 Monroe Street
Jefferson City, MO 65101

Jurisdiction of Organization: Missouri

UCC Filing Office: Secretary of State of Missouri

Prior Names: None

D/B/A Names: None

Exhibit D-4

Name:	DST Output Electronic Solutions, Inc.

Address:	333 West 11th Street, 5th Floor
Kansas City, MO 64105

Jurisdiction of Organization: Missouri

UCC Filing Office: Secretary of State of Missouri

Prior Names: DST CDS, Inc., Corporate Documents Systems, Inc. and DST Electronic Output Solutions, Inc.

D/B/A Names: None

Name:	DST TASS, LLC

Address:	1075 Baker Building, 706 Second Avenue South
Minneapolis, MN 55402

Jurisdiction of Organization: Minnesota

UCC Filing Office: Secretary of State of Minnesota

Prior Names: TASS, LLC

D/B/A Names: None

Name:	DST Worldwide Services, LLC

Address:	333 West 11th Street, 5th Floor
Kansas City, MO 64105

Jurisdiction of Organization: Missouri

UCC Filing Office: Secretary of State of Missouri

Prior Names: DST WorldWide Services, LLC

D/B/A Names: None

Name:	DSTi Mosiki, LLC

Address:	27 Melcher Street
Boston, MA 02210

Jurisdiction of Organization: Delaware

UCC Filing Office: Secretary of State of Delaware

Prior Names: None

D/B/A Names: None

Exhibit D-5

Name:	DST Retirement Solutions, LLC

Address:	333 West 11th Street, 5th Floor
Kansas City, MO 64105

Jurisdiction of Organization: Delaware

UCC Filing Office: Secretary of State of Delaware

Prior Names: None

D/B/A Names: None

Exhibit D-6